1933 Act No. 33-83100
                                                           1940 Act No. 811-8716

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 8 [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                              Amendment No. 11 [X]

                        EVERGREEN VARIABLE ANNUITY TRUST
               (Exact Name of Registrant as Specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5034
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective: [ ] immediately upon filing pursuant to paragraph (b) [ ] on (date) pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(i) [ ] on (date) pursuant to paragraph (a)(i) [X] 75 days after filing pursuant to paragraph (a)(ii) [ ] on
(date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ]      60 days after filing pursuant to paragraph (a)(i)
[ ]      on (date) pursuant to paragraph (a)(i)

                        EVERGREEN VARIABLE ANNUITY TRUST

                                   CONTENTS OF
                         POST-EFFECTIVE AMENDMENT NO. 8
                                       TO
                             REGISTRATION STATEMENT

   This Post-Effective Amendment No. 8 to Registrant's Registration Statement No. 33-83100/811-8716 consists of the following pages, items of information and documents:

                                The Facing Sheet

                                The Contents Page

                            The Cross-Reference Sheet

                                     PART A
                                     ------

         Prospectus for Evergreen VA Masters Fund is contained herein.

Prospectus  for Evergreen VA Fund,  Evergreen VA Foundation  Fund,  Evergreen VA
Growth and Income Fund, Evergreen VA Aggressive Growth Fund, Evergreen VA Strategic Income Fund, Evergreen VA Small Cap Equity Income Fund and Evergreen VA International Growth Fund is incorporated by reference to Post-Effective Amendment No. 7, filed on June 5, 1998.


                                     PART B
                                     ------

         Statement of Additional Information Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Evergreen VA Aggressive Growth Fund, Evergreen VA Strategic Income Fund, Evergreen VA Small Cap Equity Income Fund and Evergreen VA International Growth Fund and Evergreen Masters Fund is contained herein.

                                     PART C
                                     ------

                              Financial Statements

                                    Exhibits

                         Number of Holders of Securities

                                 Indemnification

              Business and Other Connections of Investment Adviser

                              Principal Underwriter

                        Location of Accounts and Records

                                  Undertakings

                                   Signatures

                        EVERGREEN VARIABLE ANNUITY TRUST

                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.

Part A                                                              Location in Prospectus
Item 1.              Cover Page                                     Cover Page

Item 2.              Synopsis and Fee Table                         Overview of the Funds

Item 3.              Condensed Financial Information                Financial Highlights

Item 4.              General Description of Registrant              Cover Page; Description of the Funds; General
                                                                    Information

Item 5.              Management of the Fund                         Management of the Funds; General Information

Item 6.              Capital Stock and Other Securities             Dividends, Distributions and Taxes; General
                                                                    Information

Item 7.              Purchase of Securities Being Offered           Sale and Redemption of Shares; Participating
                                                                    Insurance Companies

Item 8.              Redemption or Repurchase                       Sale and Redemption of Shares; Participating
                                                                    Insurance Companies

Item 9.              Pending Legal Proceedings                      Not Applicable

Part B                                                              Location in Statement of Additional Information

                                                                    Cover Page
Item 10.             Cover Page

Item 11.             Table of Contents                              Table of Contents

Item 12.             General Information and History                Not Applicable

Item 13.             Investment Objectives and Policies             General Information; Fundamental Policies;
                                                                    Investment Guidelines

Item 14.             Management of the Fund                         Management of the Trust

Item 15.             Control Persons and Principal Holders of       Management of the Trust
                     Securities

Item 16.             Investment Advisory and Other Services         Investment Advisers; Additional Sale and
                                                                    Redemption Information

Item 17.             Brokerage Allocation                           Brokerage

Item 18.             Capital Stock and Other Securities             Additional Sale and Redemption Information

Item 19.             Purchase, Redemption and Pricing of            Additional Sale and Redemption Information;
                     Securities Being Offered                       Net Asset Value

Item 20.             Tax Status                                     Additional Tax Information

Item 21.             Underwriters                                   Additional Sale and Redemption Information

Item 22.             Calculation of Performance Data                Performance Information

Item 23.             Financial Statements                           Financial Statements


Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                        EVERGREEN VARIABLE ANNUITY TRUST

                                     PART A

                                   PROSPECTUS

PROSPECTUS                                                    January 18, 1999
-------------------------------------------------------------------------------

EVERGREEN VARIABLE ANNUITY TRUST     [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]
-------------------------------------------------------------------------------

EVERGREEN VA MASTERS FUND

(THE "FUND")

     The Fund is a series of Evergreen Variable Annuity Trust (the "Trust"). The Trust is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its nine investment series. The Trust is an open-end management investment company. This prospectus sets forth concise information about the Trust and the Fund that a prospective investor should know before investing. Shares of the Fund are only sold to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies. The address of the Trust is 200 Berkeley Street, Boston, Massachusetts 02116.

     A Statement of Additional Information ("SAI") for the Trust dated May 1, 1998, as amended August 10, 1998 and January 18, 1999, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this amended prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Trust at (800)321-9332. There can be no assurance that the investment objective of the Fund will be achieved. Investors are advised to read this prospectus carefully.

    THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK OR ANY SUBSIDIARIES OF A BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY
  BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
   GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING THE
                          POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    Keep This Prospectus for Future Reference

                               TABLE OF CONTENTS



OVERVIEW OF THE FUND....................................................    3
FINANCIAL HIGHLIGHTS....................................................    3
DESCRIPTION OF THE FUND.................................................    4
   Investment Objectives and Policies...................................    4
   Investment Practices and Restrictions................................    5
MANAGEMENT OF THE FUND..................................................    8
   Investment Advisors..................................................    8
   Administrator........................................................    9
   Managers.............................................................    9
   Sub-Advisor..........................................................   10
SALE AND REDEMPTION OF SHARES...........................................   10
   Participating Insurance Companies....................................   10
   Purchases............................................................   10
   Redemptions..........................................................   11
   Dividends............................................................   11
   Tax Status...........................................................   11
   Effect of Banking Laws...............................................   11
GENERAL INFORMATION.....................................................   12
   Custodian, and Transfer and Dividend
    Paying Agent........................................................   12
   Expenses of the Trust................................................   12
   Shareholder Rights...................................................   12
   Description of Shares................................................   13
   Performance..........................................................   13
   General..............................................................   13

-------------------------------------------------------------------------------

                           OVERVIEW OF THE FUND

-------------------------------------------------------------------------------

     The following summary is qualified in its entirety by the more detailed information contained elsewhere in this prospectus. See "Description of the Fund" and "Management of the Fund."

     The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets in equity securities.

     The Fund's investment program is based on the Manager of Managers Strategy of First Union National Bank's ("FUNB") Capital Management Group ("CMG"). CMG allocates the Fund's portfolio assets on an approximately equal basis among a number of investment management organizations ("Managers")-currently four in number--each of which employs a different investment style.

     In CMG's opinion, the Manager of Managers strategy may provide advantages over the use of a single manager because of the following primary factors:


     (i) Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

     (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions; and

     (iii) consequently, by allocating the Fund's portfolio on an approximately equal basis among Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period.

     CMG, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of numerous professional investment management firms, has selected for appointment by the Fund a group of Managers representing a blending of different investment styles which, in its opinion, is appropriate to the Fund's investment objective.

     CMG has ultimate responsibility for the investment performance of the Fund. CMG continuously monitors the performance and investment styles of the Fund's portfolio Managers and from time to time may recommend changes of Managers based on factors such as changes in a Manager's investment style or a departure by a Manager from the investment style for which it had been selected, a deterioration in a Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel.

     The Fund's current Managers are:

    Evergreen Asset Management Corp. ("Evergreen Asset")

    MFS Institutional Advisors, Inc. ("MFS")

    OppenheimerFunds, Inc. ("Oppenheimer")

    Putnam Investment Management, Inc. ("Putnam")

     The investment styles described in the section entitled "Description of the Fund--Investment Objective and Policies" will be those applied by each of the Managers to the segment of the Fund's portfolio for which that Manager is responsible.

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

     As of the date of this prospectus, the Fund had not commenced operations. Therefore, no financial highlights are currently available.

-------------------------------------------------------------------------------

                         DESCRIPTION OF THE FUND

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objective is nonfundamental; as a result, the Fund may change its objective without a shareholder vote. The Fund has also adopted certain fundamental investment policies which are mainly designed to limit the Fund's exposure to risk. The Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Fund's fundamental investment policies or other related investment policies. There can be no assurance that the Fund's investment objective will be achieved.

     The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets in equity securities.

     Evergreen Asset's segment of the portfolio will primarily be invested, in accordance with its value oriented strategy, in equity securities of U.S. and foriegn companies with market capitalizations between approximately $500 million and $5 billion. In accordance with the value style of investing, Evergreen asset invests in companies it believes the market has temporarily undervalued in relation to such factors as the company's assets, cash flow and earnings potential.

     Equity securities include common stocks, preferred stocks, bonds, warrants or rights that are convertible into stocks, and depostary receipts for those securities. Investments may also be made to a limited degree in non-convertible debt securities and preferred stocks which offer an opportunity for capital appreciation.

     MFS manages its segment of the portfolio by primarily investing, in accordance with its growth oriented investment strategy, in equity securities of companies with market capitalizations between approximately $500 million and $5 billion. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth. MFS may invest up to 25% (and generally expects to invest between 0% and 10%) of its segment of the Fund's assets in foreign securities (not including American Depositary Receipts), including foreign growth securities, which are not traded on a U.S. exchange.

     Oppenheimer manages its segment of the portfolio in accordance with a blended growth and value investment strategy. Investments are primarily in equity securities of those companies with market capitalizations over $5 billion; however, Oppenheimer may, when it deems advisable, invest in the equity securities of mid-cap and small-cap companies. In purchasing portfolio securities, Oppenheimer may invest without limit in foreign securities and may, to a limited degree, invest in non-convertible debt securities and preferred stocks which have the potential for capital appreciation.

     Putman's segment of the portfolio will primarily be invested, in accordance with its growth oriented investment strategy, in equity securities of U.S. and foreign issuers with market capitalizations of 5$ billion or more. Putman may also purchase non-convertible debt securities which offer the opportunity for capital appreciation.

     In the evaluation of a company, more consideration is given to growth potential than to dividend income. Putman believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position will prove more profitable in the long run than simply seeking current dividend income.

     Each Manager may also invest, for temporary defensive purposes, up to 100% of the assets allocated to its segment in short-term obligations. Such obligations may include U.S. government securities, master demand notes, commercial paper and notes, bank deposits and other financial obligations.

     In addition to the investment policies detailed above, the Fund may employ certain additional investment strategies which are discussed in "Investment Practice and Restrictions."

INVESTMENT PRACTICES AND RESTRICTIONS

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker-dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's Managers will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by the Fund to sell a security and repurchase it at a specified time and price. The Fund could lose money if the market values of the securities it sold decline below their repurchase prices. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of the Fund.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, the Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.

Securities Lending. To generate income and offset expenses, the Fund may lend securities to broker-dealers and other financial institutions. Loans of securities by the Fund may not exceed 33 1/3% of the value of the Fund's total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect the Fund and its shareholders. When the Fund lends its securities, it runs the risk that it could not retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed.

Investing in Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies. As a shareholder of another investment company, the Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that the Fund currently bears concerning its own operations and may result in some duplication of fees.

Borrowing. The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow an additional 5% of its total assets from banks and others. The Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may not purchase additional securities when borrowings exceed 5% of total assets.

     The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purpose of the foregoing 15% limit. The inability of the Fund to dispose of illiquid investments readily or at a reasonable price could impair its ability to raise cash for redemptions or other purposes.

Restricted Securities. The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities not publicly traded in the U.S. The Fund's Managers determine the liquidity of Rule 144A securities according to the guidelines and procedures adopted by the Trust's Board of Trustees. The Board of Trustees monitors the Managers' application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which the Fund's Managers have determined to be liquid or readily marketable, are not subject to the 15% limit on illiquid securities.

Options and Futures. The Fund may engage in options and futures transactions. Options and futures transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk. The Fund does not use these transactions for speculation or leverage.

     The Fund may attempt to hedge all or a portion of its portfolio through the purchase of both put and call options on its portfolio securities and listed put options on financial futures contracts for portfolio securities. The Fund may also purchase call options on financial futures contracts. The Fund may write covered call options on its portfolio securities to attempt to increase its current income. The Fund will maintain its position in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

     The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security). The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying securities for more than their current market price upon exercise.

     A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If the Fund enters into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

     The Fund may also enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities, currencies, or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

     The Fund may sell or purchase currency and other financial futures contracts. When a futures contract is sold by the Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.

     The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

RISK CHARACTERISTICS OF OPTIONS AND FUTURES. Although options and futures transactions are intended to enable the Fund to manage market, exchange, or interest rate risks, these investment devices can be highly volatile, and the Fund's use of them can result in poorer performance (i.e., the Fund's return may be reduced). The Fund's attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Fund uses financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the financial futures contracts and any related options to react to market changes differently than the portfolio securities. In addition, the Fund's Managers could be incorrect in their expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if the Fund's Managers correctly predict interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. In these events, the Fund may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the Fund's Managers will consider liquidity before entering into financial futures contracts or options on financial futures contracts, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Fund's ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If the Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

DERIVATIVES. Derivatives are financial contracts, such as those described above, whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. The Fund may invest in derivatives only if the expected risks and rewards are consistent with its objectives and policies.

     Losses from derivatives can sometimes be substantial. This is true partly because small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of the derivative. Derivatives can also cause the Fund to lose money if the Fund fails to correctly predict the direction in which the underlying asset or economic factor will move.

Investment in Small and Mid-Sized Companies. Investments in securities of little-known, relatively small or mid-sized and special situation companies may tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable. Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or may be subject to the consequence of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of companies in which the Fund may invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and may be subject to wide price fluctuations. As a result of the risk factors described above, to the extent the Fund invests in small and mid-sized companies, the net asset value of the Fund's shares can be expected to vary significantly.

Foreign Investments. Foreign securities may involve additional risks. Specifically, they may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. There may be less publicly available information about a foreign company than about a U.S. company. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less obligations abroad than would be the case in the U.S. because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by the Fund's Managers before making any of these types of investments.

Foreign Currency Transactions. As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of the Fund's shares will be affected by changes in exchange rates.

     As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Managers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund does not intend to enter into foreign currency transactions for speculation or leverage.

Special Risk Considerations Regarding the Multi-Manager Strategy. CMG oversees the portfolio management services provided to the Fund by each of the four Managers. CMG does not, however, determine what investments will be purchased or sold for any segment of the portfolio. Because each Manager will be managing its segment of the portfolio independently from the other Managers, the same security may be held in two different segments of the portfolio, or may be acquired for one segment of the portfolio at a time when the Manager of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the Managers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Manager or Managers believe continued exposure to the equity markets is appropriate for their segments of the portfolio. Because each Manager directs the trading for its own segment of the portfolio, and does not aggregate its transactions with those of the other Managers, the Fund may incur higher brokerage costs than would be the case if a single investment advisor or Manager were managing the entire portfolio. Also, because each segment of the portfolio will perform differently from the other segments depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments. Net cash inflows or outflows resulting from sales and redemptions of the Fund's shares will, however, continue to be allocated on an equal basis among the four segments of the portfolio without regard to the relative size of the segments. CMG will not reallocate assets among the segments to reduce these differences in size until the assets allocated to one Manager either exceeds 35% or is less than 15% of the Fund's average daily net assets for a period of three consecutive months. In such event CMG may, but is not obligated to, reallocate assets among Managers to provide for a more equal distribution of the Fund's assets.

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                          MANAGEMENT OF THE FUND

-------------------------------------------------------------------------------

BOARD OF TRUSTEES

     The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing among other things, the Fund's performance and its contractual agreements with various service providers.

INVESTMENT ADVISORS

     The investment advisor of the Fund is the CMG of FUNB which is a wholly-owned subsidiary of First Union Corporation ("First Union"). First Union is located at 301 South College Street and FUNB is located at 201

South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

     Pursuant to its Investment Advisory and Management Agreement (the "Advisory Agreement") CMG oversees the administration of all aspects of the business and affairs of the Fund and selects, contracts with and compensates Managers to manage the assets of the Fund's portfolio. CMG monitors the Managers for compliance with the investment objectives and policies of the Fund, reviews the performance of the Managers, and periodically reports to the Trust. CMG has the right under the Advisory Agreement to directly manage any or all of the Fund's assets.

     CMG is entitled to receive from the Fund an annual fee equal to 0.95% of average daily net assets of the Fund.

     The Trust and FUNB have submitted an application requesting an exemptive order from the SEC that would permit the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated Manager or Managers for the Fund pursuant to the terms of a new portfolio management agreement, in each case either as a replacement for an existing Manager or as an additional Manager; (b) change the terms of any portfolio management agreement; and (c) continue the employment of an existing Manager on the same advisory contract terms where a contract has been assigned because of a change in control of the Manager. In such circumstances, shareholders would receive notice of such action, including the information concerning the Manager that normally is provided in a proxy statement. The exemptive order would also permit disclosure of fees paid to unaffiliated Managers are on aggregate basis only. There is no assurance that the SEC will grant the Trust's and FUNB's application.

     Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares to the Fund. In addition, shareholders have the right to approve, in accordance with current SEC interpretations, any new portfolio management agreements with affiliated Managers.

Manager Oversight. The responsibility for overseeing the Managers rests on certain officers and employees of FUNB. These officers and employees, including their business experience for the past five years, are identified below.

                              [TO BE ADDED]

ADMINISTRATOR

     Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Fund. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Fund with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by EIS for which any affiliate of the FUNB serves as investment advisor. The administration fee is calculated in accordance with the following schedule.

ADMINISTRATION FEE



       0.050% on the first $7 billion 0.035% on the next $3 billion 0.030% on the next $5 billion 0.020% on the next $10 billion 0.015% on the next $5 billion 0.010% on assets in excess of $30 billion


MANAGERS

     Subject to the supervision of CMG, each Manager manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the segment, and places orders to purchase and sell securities for the segment. The Fund pays no direct fees to any of the Managers.

     Set forth below is a brief description of the Fund's Managers.

     Evergreen Asset, 2500 Westchester Avenue, Purchase, New York 10577, is a wholly-owned subsidiary of First Union. Evergreen Asset, with its predecessors, has served as investment advisor to the Evergreen mutual funds since 1971.

     MFS, 500 Boylston Street, Boston, Massachusetts 02116, together with its parent company, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Massachusetts Financial Services Company, which is a subsidiary of SunLife of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of SunLife Assurance Company of Canada. As of July 31, 1998, MFS managed more than $87 billion on behalf of over 3.3 million investor accounts.

     Oppenheimer, Two World Trade Center, New York, New York 10048, has operated as an investment advisor since 1959. As of August 31, 1998, Oppenheimer and its subsidiaries managed investment companies with assets of more than $85 billion and with more than 4 million shareholder accounts. Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of Oppenheimer and controlled by Massachusetts Mutual Life Insurance Company.

     Putnam, One Post Office Square, Boston, Massachusetts 02109, has been managing mutual funds since 1937. As of June 30, 1998, Putnam and its affiliates managed more than $278 billion of assets. Putnam is a subsidiary of Putnam Investments, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

SUB-ADVISOR

     Evergreen Asset has entered into a sub-advisory agreement with Lieber & Company, an indirect wholly-owned subsidiary of First Union, which provides that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will generally be available for consultation on the segment of the Fund's portfolio managed by Evergreen Asset. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Fund for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577.

-------------------------------------------------------------------------------

                         SALE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

PARTICIPATING INSURANCE COMPANIES

     The Fund is organized to serve as an investment vehicle for (a) separate accounts funding variable annuity ("VA") and variable life insurance ("VLI") contracts issued by certain life insurance companies ("Participating Insurance Companies"). The Trust does not currently foresee any disadvantages to the holders of VA and VLI contracts arising from the fact that the interests of holders of VA and VLI contracts may differ due to the difference of tax treatment and other considerations.

     Nevertheless, the Trustees have established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The VA and VLI contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PURCHASES

     Shares of the Fund are sold at net asset value to the separate accounts of Participating Insurance Companies. All investments in the Trust are credited to the shareholder's account in the form of full or fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits described in the separate prospectuses issued by the Participating Insurance Companies or in pension and retirement plan documents.

How the Fund Value its Shares. The net asset value of shares of the Fund is calculated by dividing the value of the amount of the Fund's net assets by the number of outstanding shares. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. eastern time). The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.

REDEMPTIONS

     The separate accounts of Participating Insurance Companies redeem shares to make benefit or surrender payments under the terms of the VA or VLI contract. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust or its agent. The net asset value per share of the Fund is determined once daily, as of 4:00 p.m. eastern time on each business day the Exchange is open and on such other days as the Trustees determine, and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities.

     The Trust may suspend the right of redemption only under the following unusual circumstances: (1) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (2) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders.

DIVIDENDS

     All dividends payable by the Fund are distributed at least annually to the separate accounts of Participating Insurance Companies and will be automatically reinvested in additional shares of the Fund. Dividends and other distributions made by the Fund to such separate accounts are taxable, if at all, to the Participating Insurance Companies; they are not currently taxable to the VA or VLI owners.

TAX STATUS

     The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. It is the intention of the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and meet all other requirements necessary for it to be relieved of federal income taxes on that part of its net investment income and net capital gains distributed to its shareholders. The Fund intends to distribute all of its net investment income and net capital gains to its shareholders.

     For a discussion of the tax consequences of VA or VLI contracts, refer to the prospectus of the VA or VLI contract offered by the Participating Insurance Company. VA or VLI contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the VA or VLI contract, distributions from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.

     Section 817(h) of the Code provides that investments of a separate account underlying a VA or VLI contract (or the investments of a mutual fund, the shares of which are owned by the VA or VLI separate account) must be "adequately diversified" in order for the VA or VLI contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. The Fund intends to comply with these requirements. If a separate account underlying a VA or VLI contract were not adequately diversified, the owner of such VA or VLI contract would be immediately subject to tax on the earnings allocable to the contract. Additional information about the tax status of the Fund is provided in the SAI.


EFFECT OF BANKING LAWS

     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to and in compliance with the aforementioned laws and regulations.

     Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB or its affiliates being prevented from continuing to perform the services required under the investment advisory contracts or from acting as agents in connection with the purchase of shares of the Fund by its customers. If FUNB or its affiliates were prevented from continuing to provide the services called for under the investment advisory agreements, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve, new investment advisors. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.

-------------------------------------------------------------------------------

                              GENERAL INFORMATION

-------------------------------------------------------------------------------

CUSTODIAN, AND TRANSFER AND DIVIDEND PAYING AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02109 (the "Custodian") acts as custodian of the assets of the Trust. Evergreen Service Company, 200 Berkeley Street, Boston, Massachusetts 02116 acts as the transfer agent and dividend disbursing agent for the Trust and in doing so performs certain bookkeeping, data processing and administrative services for the Trust and the Fund.

EXPENSES OF THE TRUST

     The Fund bears all expenses of its operations other than those incurred by CMG under its respective investment Advisory Agreements, and EIS under its administration agreement with the Trust. In particular, the Fund pays investment advisory fees, administrative fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, interest and taxes, registration fees and expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, Evergreen Asset, CMG, MFS, Oppenheimer, Putnam or any of their affiliates, expenses of printing and mailing reports and notices and proxy material to beneficial shareholders of the Trust, and any extraordinary expenses. The organizational expenses of the Fund have been capitalized and will be amortized during the first five years of the Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

SHAREHOLDER RIGHTS

     The Trust is a Delaware business trust organized on December 23, 1997, and was originally organized as a Massachusetts business trust in 1996. Pursuant to current interpretations of the 1940 Act, each Participating Insurance Company will solicit voting instructions from VA or VLI contract owners with respect to any matters that are presented to a vote of shareholders. On any matter submitted to a vote of shareholders, all the shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a specific fund. Certain matters approved by a vote of shareholders of one Fund of the Trust may not be binding on the fund whose shareholders have not approved such matters. The holder of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund may not bear the same economic relationship to the Trust as shares of another Fund.

     The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Trust's Declaration of Trust. The Trustees will be a self-perpetuating body until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees.

     The Declaration of Trust may be amended by a vote of the Trustees; provided, if any such amendment materially adversely affects the rights of any shares of any series or any class with respect to matters to which such amendment is applicable, such amendment shall be subject to approval by holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of such series or class. Shares have no pre-emptive or conversion rights and are fully paid and nonassessable. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to establish and designate series or classes in addition to the Fund. Each share of any series or class represents an equal proportionate share in the net assets of that series or class with each other share of that series or class. The Trustees may divide or combine the shares of any series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate interests in the assets of that series or class. Upon liquidation of a particular series or class, the shareholders of that series or class shall be entitled to share pro rata in the net assets of such series or class available for distribution to shareholders.

     Any inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this prospectus. All inquiries regarding the VA or VLI contracts should be directed to the Participating Insurance Company, as indicated in the VA or VLI prospectus accompanying this prospectus.

PORTFOLIO TURNOVER AND BROKERAGE

     The estimated annual portfolio turnover rate for the Fund is not expected to exceed 100%. A portfolio rate of 100% would occur if all of the Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by the Fund directly affects the transaction costs relating to the purchase and sale of securities which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges will, with respect to assets of the Fund managed by Evergreen Asset and to the extent practicable, effect substantially all of the portfolio transactions for the Fund effected on those exchanges. See the SAI for further information regarding the practices of the Fund affecting portfolio turnover and brokerage allocation practices.

PERFORMANCE

     From time to time, the Trust may advertise the "average annual or cumulative total return" of the Fund and may compare the performance of the Fund with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Figures will be given for the recent one, five and ten year periods and for the life of the Fund if it has not been in existence for such periods. When considering "average annual total return" figures for periods longer than one year it is important to note that the Fund's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in the Fund's share price and assuming reinvestment of Fund distributions).

     The performance of the Fund will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Fund's investments and expenses. Consequently, the Fund's performance figures are historical and should not be considered representative of the performance of the Fund for any future period.

GENERAL

Independent Auditors. KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, serves as the independent public accountants of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, acts as counsel for the Trust.

Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment advisors and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment advisor is taking steps to address the Year 2000 Problem with respect to the computer systems that it use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Additional Information. This amended prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

INVESTMENT ADVISOR

Capital Management Group of First Union National Bank, 210 South College Street, Charlotte, North Carolina 28288

MANAGER

Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, Massachusetts
02116

Oppenheimer Funds, Inc., Two World Trade Center, New York, New York 10048

Putnam Investment Management, Inc., One Post Office Square, Boston, Massachusetts 02109

CUSTODIAN
State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827

TRANSFER AGENT

Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02116-2121

LEGAL COUNSEL
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

DISTRIBUTOR

Evergreen Distributor, Inc., 125 W. 55th Street, New York, New York 10019

32009                                                             000000RV0

                        EVERGREEN VARIABLE ANNUITY TRUST

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                        EVERGREEN VARIABLE ANNUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                       STATEMENT OF ADDITIONAL INFORMATION

                             May 1, 1998, as amended
                      August 15, 1998 and January 18, 1998


                         Evergreen VA Fund ("Evergreen")
            Evergreen VA Growth and Income Fund ("Growth and Income")
                   Evergreen VA Foundation Fund ("Foundation")
               Evergreen VA Global Leaders Fund ("Global Leaders")
               Evergreen VA Aggressive Growth Fund ("Aggressive")
             Evergreen VA Strategic Income Fund ("Strategic Income")
             Evergreen VA Small Cap Equity Income Fund ("Small Cap")
        Evergreen VA International Growth Fund ("International Growth").
                      Evergreen VA Masters Fund ("Masters")

         This Statement of Additional Information ("SAI") pertains to the Funds listed above. It is not a prospectus and should be read in conjunction with the prospectuses of Evergreen, Growth and Income, Foundation, Global Leaders, Aggressive, Strategic Income, Small Cap and International Growth dated May 1, 1998, as amended August 15, 1998 and Masters, which is dated January 18, 1998, as amended from time to time. The Funds are offered to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies ("Participating Insurance Companies"). Copies of the prospectuses may be obtained without charge by calling the number listed above.



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                                                         1

                                TABLE OF CONTENTS


FUND INVESTMENTS...............................................................3
         General Information...................................................3
         Fundamental Policies.................................................20
         Investment Guidelines................................................21
MANAGEMENT OF THE TRUST.......................................................22
PRINCIPAL HOLDERS OF FUND SHARES..............................................26
INVESTMENT ADVISORY SERVICES..................................................28
ADMINISTRATIVE SERVICE PROVIDERS..............................................30
BROKERAGE.....................................................................30
ADDITIONAL TAX INFORMATION....................................................32
NET ASSET VALUE...............................................................34
ADDITIONAL SALE AND REDEMPTION ...............................................35
         INFORMATION..........................................................35
GLASS STEAGALL ACT............................................................35
GENERAL INFORMATION ABOUT THE FUNDS...........................................35
         Custodian............................................................35
         Transfer Agent.......................................................36
CAPITALIZATION AND ORGANIZATION...............................................36
PERFORMANCE INFORMATION.......................................................37
         Yield Calculations...................................................37
         Non-Standardized Performance.........................................38
ADDITIONAL INFORMATION........................................................38
         Independent Accounts.................................................39
         Legal Counsel........................................................39
FINANCIAL STATEMENTS..........................................................39
APPENDIX A...................................................................A-1


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                                                         2

                                FUND INVESTMENTS

GENERAL INFORMATION

         The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds - "Investment Objectives and Policies" in each Fund's Prospectus. The Funds' investment objectives are nonfundamental and may be changed without the approval of shareholders. Shareholders would be notified prior to the implementation of any such change. The following expands upon the discussion in the Prospectuses regarding certain investments of each Fund.

U.S. Government Securities

         The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

         (I)        the full faith and credit of the U.S. Treasury;
         (ii)       the issuer's right to borrow from the U.S. Treasury;
         (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
         (iv) the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

         (I) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii)       Farmers Home Administration;

         (iii)      Federal Home Loan Banks;

         (iv)       Federal Home Loan Mortgage Corporation ("FHLMC");

         (v)        Federal National Mortgage Association; and

         (vi)       Student Loan Marketing Association



Securities Issued by the Government National Mortgage Association ("GNMA")

         The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.


24868
                                                         3

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.


When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, a Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions are a form of leveraging and may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to a Fund. Leverage may cause any gains or losses of the Fund to be magnified. In addition, when a Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.


Brady Bonds (Strategic Income and International Growth).

         Each Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady

24868
                                                         4

(the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Zero Coupon "Stripped" and Payment-in-Kind Bonds (Strategic Income and International Growth)

         Both Funds may invest in zero-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities or, at the option of the issuer, cash. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

         In general, owners of zero coupon or payment-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon or payment-in-kind bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

Restricted and Illiquid Securities (All Funds)

         Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for

24868
                                                         5

Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

         (I)        the frequency of trades and quotes for the security;

         (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

         (iii)      dealer undertakings to make a market in the security; and

         (iv) the nature of the security and the nature of the marketplace trades.

         Restricted   securities   would   generally  be  acquired  either  from
institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

Lending of Portfolio Securities (All Funds)

         Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent of collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


Repurchase Agreements

         Each Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the Advisor or Manager (as defined later) to be creditworthy. In a repurchase agreement, a Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.


24868
                                                         6

         The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Each Fund's Advisor or Manager believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment Advisor or Manager to be creditworthy pursuant to guidelines established by the Board of Trustees.


Reverse Repurchase Agreements (All Funds)

         The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions (All Funds)

         To the extent provided in the Prospectuses, each Fund may seek to increase the current return on its investments by writing covered call or put options. In addition, a Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Advisor or Manager plans to purchase through the writing and purchase and sale of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Fund's current return.

         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Advisor or Manager determines

24868
                                                         7
is appropriate in seeking to attain the Fund's investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period or the Fund maintains in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. A Fund may also write combinations of covered puts and covered calls on the same underlying security.

         A Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Fund may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

24868
                                                         8

         Purchase and Sale of Options and Futures on Securities and Stock Indices. A Fund may purchase and sell options on securities, stock indices and stock index futures contracts as a hedge against movements in the equity markets. In the future, a Fund may purchase and sell such options for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Fund's Advisor or Manager expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Fund. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Fund's Advisor or Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on U.S. Treasury bills, notes and bonds and GNMA certificates either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Fund's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase thus offsetting all

24868
                                                         9
or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Fund may purchase and write call and put options on securities, stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations. A Fund will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Fund's ability to terminate options and futures positions at times when its Advisor or Manager deems it desirable to do so. Although a Fund will not enter into an option or futures position unless its Advisor or Manager believes that a liquid market exists for such option or future, there can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Advisor or Managers generally expect that options and futures transactions for the Funds will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. The Staff of the SEC considers over-the-counter options to be illiquid. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded

24868
                                                        10
options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Fund's Advisor or Manager to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Junk Bonds (Growth and Income, Strategic Income and International Growth)

         Growth and Income may invest up to 5% of its total assets, International Growth may invest up to 10% of its total assets and Strategic Income may invest without limit in bonds rated below Baa3 by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as "junk bonds"). Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the policy of each Fund's Advisor or Manager not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Advisor or Manager's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, many issuers could be affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on
(I) the high yield bond  market,  (ii) the value of high  yield  securities  and
(iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may find it difficult to value its junk bonds accurately. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, recent federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Variable and Floating Rate Securities (Foundation and Strategic Income)

         Foundation may invest no more than 5% of its total assets, at the time of the investment in question, and Strategic Income may invest without limit in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the

24868
                                                        11
earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Fund, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Fund is entitled to demand repayment of principal.

Convertible Securities -- (All Funds)

         Each Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its Advisor or Manager, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Advisor or Manager evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor or Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants (All Funds Except Strategic Income)

         Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Sovereign Debt Obligations (Growth and Income, Strategic Income and Intern-ational Growth)

         Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Closed-End Investment Companies (All Funds)

         Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain foreign countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value. Investments in closed-end investment companies involve the payment of management fees to the Advisor or Managers of such investment companies.

Foreign Currency Transactions; Currency Risks (All Funds)

         The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

         Each Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.


Forward Foreign Currency Exchange Contracts

         Each Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Funds' Advisor or Managers believe that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever they determine that it is in a Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.

         Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Advisor or Manager believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of such a forward contract, a Fund may

24868
                                                        13
either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

         Each Fund will place cash or high grade debt securities in a separate account of the Fund at its custodian bank in an amount equal to the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.


Foreign Currency Options

         A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

         When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

         A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.


24868
                                                        14

Special Risks Associated with Foreign Currency Options

         Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Advisor or Managers, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

         By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

         A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is

24868
                                                        15
immediately paid the difference and realizes a gain. If the offsetting sale price is less than the purchase price, the Fund realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor or Managers, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Derivatives (All Funds)

         To the extent provided for elsewhere in this SAI, each Fund may use derivatives while seeking to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

         Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and in place of more traditional direct investments to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. The use of derivatives for non-hedging purposes entails greater risks. The Funds use futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefit to Fund shareholders. However, the Fund may take positions in those derivatives that are within its investment policies if, in the Advisor or Manager's judgment, this represents an effective response to current or anticipated market conditions. An Advisor or Manager's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.


24868
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



         Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

         There are four principal types of derivative instruments - options, futures, forwards and swaps - from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps is provided elsewhere in this section.

         Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities". An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations.

         The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage Backed Securities," below.

         While the judicious use of derivatives by experienced investment managers such as the Funds' Advisor or Managers can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Funds.

         * Market Risk - This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way which is detrimental to a Fund's interest.

         * Management Risk - Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

         * Credit Risk - This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund's Advisor or Manager considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

         * Liquidity Risk - Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case

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                                                        17
with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

         * Leverage Risk - Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

         * Other Risks - Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering a Fund's investment objective.

Mortgage-Backed Securities (Strategic Income)

         Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term mortgage-backed securities includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations.

         There are currently  three basic types of  mortgage-backed  securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, Federal National Mortgage Association ("FNMA"), and FHLMC (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full-faith and credit" of the U.S.); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         Strategic Income will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by governmental or private lenders. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans.

         Strategic Income may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The principal governmental issuer of CMOs is FNMA. In addition, FHLMC issues a

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                                                        18
significant number of CMOs. The Fund will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by mortgage securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. government or an agency or instrumentality of the U.S. government. The secondary market for CMOs is actively traded.

         CMOs are structured by redirecting the total payment of principal and interest on the underlying mortgage securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying mortgage securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged mortgage securities.

         Most CMO issues have at least four classes. Classes with an earlier maturity receive priority on payments to assure the early maturity. After the first class is redeemed, excess cash flow not necessary to pay interest on the remaining classes is directed to the repayment of the next maturing classes until that class is fully redeemed. This process continues until all classes of the CMO issue have been paid in full. Among the CMO classes available are floating (adjustable) rate classes, which have characteristics similar to adjustable rate mortgage securities ("ARMS"), and inverse floating rate classes whose coupons vary inversely with the rate of some market index. The Fund may purchase any class of CMO other than the residual (final) class.

Equipment Trust Certificates (Strategic Income)

         Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

         Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e. the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

         Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.

Interest-Rate Swap Contracts (Strategic Income)

         Interest rate swaps are over-the-counter ("OTC") agreements between parties and counterparties to make periodic payments to each other for a stated time, generally entered into for the purpose of changing the nature or amount of interest being received on debt securities held by one or both parties. The calculation of these payments is based on an agreed-upon amount called the "notional amount." The notional amount is not typically exchanged in swaps (except in currency swaps). The periodic payments may be fixed or floating.

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                                                        19

Floating payments change (positively or inversely) with fluctuations in interest or currency rates or equity or commodity prices, depending on the swap contract's terms.

         Swaps may be used to hedge against adverse changes in interest rates, for instance. Thus the Fund may have a portfolio of debt instruments (ARMS, for instance) the floating interest rates of which adjust frequently because they are tied positively to changes in market interest rates. The Fund would then be exposed to interest rate risk because a decline in interest rates would reduce the interest receipts on its portfolio. If the Advisor or Manager believed interest rates would decline, the Fund, could enter into an interest rate swap with another financial institution to hedge the interest rate risk. In the swap contract, the Fund would agree to make payments based on a floating interest rate in exchange for receiving payments based on a fixed interest rate. Thereafter, if interest rates declined, the Fund's fixed rate receipts on the swap would offset the reduction in its portfolio receipts. If interest rates rose, the higher rates the Fund could obtain from new portfolio investments (assuming sale of existing investments) would offset the higher rates it paid under the swap agreement.

Equity Swap Contracts (Aggressive)

         The counterparty to an equity swap contract would typically be a bank, investment banking firm or broker/dealer. For example, the counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value if such notional amount had been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such index stocks. Therefore, the return to the Fund on any equity swap contract should be the gain comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. The Fund will only enter into equity swap contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under equity swap contracts may be made at the conclusion of the contract or periodically during its term.

         The Fund may also from time to time enter into the opposite side of equity swap contracts (i.e., where the Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract) to reduce the amount of the Fund's equity market exposure consistent with the Fund's investment objective and policies. These positions are sometimes referred to as "reverse equity swap contracts."

         Equity swap contracts will not be used to leverage the Fund. Since the SEC considers equity swap contracts and reverse equity swap contracts to be illiquid securities, the Fund will not invest in equity swap contracts or reverse equity swap contracts if the total value of such investments together with that of all other illiquid securities that the Fund owns would exceed the Fund's limitations on investment in illiquid securities.

         The Fund  does not  believe  that its  obligations  under  equity  swap
contracts  or  reverse  equity  swap  contracts  are  senior   securities   and,
accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its respective entitlement with respect to each equity swap contract and each reverse equity swap contract will be accrued on a daily basis and an amount of cash , U.S.

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                                                        20

Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

Currency Swaps, Index Swaps and Caps And Floors (Strategic Income and
Aggressive)

         A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of reference indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds an agreed-upon interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. A Fund's Advisor or Manager expects to enter into these types of transactions on behalf of the Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at later date rather than for speculative purposes. Accordingly, Strategic Income and Aggressive intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors unless the Fund owns securities or other instruments providing the income stream the Fund may be obligated to pay. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Special Risks of Swaps, Caps and Floors

         As with futures, options, forward contracts, and mortgage backed and other asset-backed securities, the use of swap, cap and floor contracts exposes the Funds to additional investment risk and transaction costs. These risks include operational risk, market risk and credit risk.

         Operational risk includes, among others, the risks that a Fund's Advisor or Manager will incorrectly analyze market conditions or will not employ appropriate strategies and monitoring with respect to these instruments or will be forced to defer closing out certain hedged positions to avoid adverse tax consequences.

         Market risk includes, among others, the risks of imperfect correlations between the expected values of the contracts, or their underlying bases, and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument at any time. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively more liquid. Nevertheless, a secondary market for swaps is never assured, and caps and floors, which are more recent innovations for which standardized documentation has not been fully developed, are much less liquid than swaps.

         Credit risk is primarily the risk that counterparties may be financially unable to fulfill their contracts on a timely basis, if at all. If there is a default by the counterparty to any such contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that contract counterparties will be able to meet contract obligations or that, in the event of default, a Fund will succeed in pursuing contractual remedies. Each Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to such contracts. Each Fund will closely monitor the credit of swap counterparties in

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                                                        21
order to minimize this risk. The Fund will not enter into any equity swap contract or reverse equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or Standard & Poor's.

FUNDAMENTAL POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.


         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.


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                                                        22

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks or enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may not purchase securities while outstanding borrowings exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.


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                                                        23

INVESTMENT GUIDELINES

         Unlike the Fundamental Policies above, the following guidelines may be changed by the Trust's Board of Trustees without shareholder approval. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.


Diversification

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Borrowings

         Each Fund may borrow money from banks or enter into reverse repurchase agreements in an amount up to one third of its total assets. Each Fund may also borrow an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes. Each Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin to the extent permitted by applicable law.

Investment in Other Investment Companies

         Each Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, each Fund may not (1) own more than 3% of the outstanding voting stock of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, each Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as each Fund.

Short Sales

         Each Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. Each Fund may effect a short sale in connection with an underwriting in which a Fund is a participant.


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





                             MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and the principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of other Trusts in the Evergreen Fund complex.


Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Laurence B. Ashkin                   Trustee                         Real estate developer and construction consultant;
(DOB: 2/2/28)                                                        and President of Centrum Equities and Centrum
                                                                     Properties, Inc.

Charles A. Austin III                Trustee                         Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                                      former Director, Executive Vice President and
                                                                     Treasurer, State Street Research & Management
                                                                     Company (investment advice); Diector,
                                                                     The Andover Companies(Insurance);
                                                                     and Trustee, Arthritis Foundation
                                                                     of New England.

K. Dun Gifford                       Trustee                         Trustee, Treasurer and Chairman of the Finance
(DOB: 10/12/38)                                                      Committee, Cambridge College; Chairman Emeritus
                                                                     and Director, American Institute
                                                                     of Food and Wine; Chairman and President,
                                                                     Oldways Preservation and Exchange
                                                                     Trust (education); former Chairman of
                                                                     the  Board, Director, and Executive
                                                                     Vice President, The London Harness
                                                                     Company; former Managing Partner,
                                                                     Roscommon Capital Corp.; former Chief
                                                                     Executive Officer, Gifford Gifts of Fine Foods;
                                                                     and former Chairman, Gifford,
                                                                     Drescher  & Associates (environmental
                                                                     consulting).

James S. Howell                      Chairman of the                 Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                       Board of Trustees               the Carolinas; and former Vice President of Lance
                                                                     Inc. (food manufacturing).

Leroy Keith, Jr.                     Trustee                         Chairman of the Board and Chief Executive Officer,
(DOB: 2/14/39)                                                       Carson Products Company; Director of Phoenix
                                                                     Total Return Fund and Equifax, Inc.;
                                                                     Trustee of Phoenix Series Fund,  Phoenix
                                                                     Multi-Portfolio Fund, and The Phoenix
                                                                     Big Edge Series Fund; and former
                                                                     President, Morehouse College.

Gerald M. McDonnell                  Trustee                         Sales Representative with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                       (steel producer).



                                                      13




Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Thomas L. McVerry                    Trustee                         Former Vice President and Director of Rexham
(DOB: 8/2/39)                                                        Corporation; and former Director of Carolina
                                                                     Cooperative Federal Credit Union.

William Walt Pettit                  Trustee                         Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                         Vice Chair and former Executive Vice President,
(DOB: 9/14/41)                                                       DHR International, Inc. (executive recruitment);
                                                                     former Senior Vice President, Boyden International
                                                                     Inc. (executive recruitment); and Director,
                                                                     Commerce and Industry Association of New
                                                                     Jersey, 411 International, Inc., and J&M Cumming
                                                                     Paper Co.

Russell A. Salton, III MD            Trustee                         Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                                        Services; former Managed Health Care Consultant;
                                                                     and former President, Primary Physician Care.
Michael S. Scofield                  Trustee                         Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)

Richard J. Shima                     Trustee                         Former Chairman, Environmental Warranty, Inc.
(DOB: 8/11/39)                                                       (insurance agency); Executive Consultant, Drake
                                                                     Beam Morin, Inc. (executive outplacement);
                                                                     Director of Connecticut Natural Gas Corporation,
                                                                     Hartford Hospital, Old State House Association,
                                                                     Middlesex Mutual Assurance Company, and Enhance
                                                                     Financial Services, Inc.; Chairman, Board    of
                                                                     Trustees, Hartford Graduate Center;
                                                                     Trustee, Greater Hartford YMCA; former Director, Vice
                                                                     Chairman and Chief Investment Officer, The
                                                                     Travelers Corporation; former Trustee, Kingswood-Oxford
                                                                     School; and former Managing Director and
                                                                     Consultant, Russell Miller, Inc.

William J. Tomko*                    President and                   Senior Vice President and Operations Executive,
(DOB:8/30/58)                        Treasurer                       BISYS Fund Services.

Nimish S. Bhatt*                     Vice President and              Vice President, Tax, BISYS Fund Services; former
(DOB: 6/6/63)                        Assistant Treasurer             Assistant Vice President, Evergreen Asset
                                                                     Management Corp./First Union Bank;
                                                                     former Senior Tax Consulting/Acting
                                                                     Manager, Investment Companies
                                                                     Group, Price Waterhouse LLP, NY.

Bryan Haft*                          Vice President                  Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                                       Services

D'Ray Moore*                         Secretary                       Vice President, Client Services, BISYS Fund
(DOB: 3/30/59)                                                       Services





                                                  14





Name                                 Position with Trust          Principal Occupation for Last Five
                                                                  Years

Michael H. Koonce                    Secretary                    Senior Vice President and Assistant
(DOB: 4/20/60)                                                    General Counsel, First Union
                                                                  Corporation; former Senior Vice
                                                                  President and General Counsel,
                                                                  Colonial Management Associates, Inc.


Maureen E.  Towle                    Assistant Secretary          Vice President and Counsel, First
(DOB: 4/2/66)                                                     Union Corporation; former Senior
                                                                  Paralegal, First Union Corporation;
                                                                  and former Paralegal, Keystone
                                                                  Investments, Inc.

Sally E. Ganem                       Assistant Secretary          Vice President and Counsel, First
(DOB: 11/19/66)                                                   Union Corporation; former Compliance
                                                                  Officer, State Street Bank; and former
                                                                  First Line Manager, State Street Bank.


Catherine F. Foley                   Assistant Secretary          Vice President and Counsel, First
(DOB: 3/11/69)                                                    Union Corporation; former Associate,
                                                                  Sullivan And Worcester, LLP; and former
                                                                  Legal Product Manager, Boston Company Advisors,
                                                                  Inc.


Beth K. Werths                       Assistant Secretary          Vice President and Counsel, First
(DOB: 10/21/68)                                                   Union Corporation; former Associate,
                                                                  Drinker Biddle & Reath LLP; and
                                                                  former Counsel, Harrison-Richards,
                                                                  Inc.

Beth F. Marino                       Assistant Secretary          Senior Legal Product Manager, First
(DOB: 11/27/52)                                                   Union Corporation; and former Senior
                                                                  Paralegal, Putnam Investments, Inc.


*Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001





24868
                                                        28

                                    EXPENSES

Trustee Compensation

         Listed below is the estimated trustee compensation for the twelve-month period ended December 31, 1997.


                              Compensation from Trust         Compensation from
                                                              Trust and Fund
Trustee                                                       Complex
Laurence B. Ashkin            $ 0                             $ 68,673
Charles A. Austin III         $ 0                             $ 43,312
K. Dunn Gifford               $ 0                             $ 38,818
James S. Howell               $4,000                          $ 107,167
Leroy Keith Jr.               $ 0                             $ 39,218
Gerald M. McDonnell           $ 0                             $ 94,014
Thomas L. McVerry             $ 0                             $ 96,065
William Walt Pettit           $ 0                             $ 91,709
David M. Richardson           $ 0                             $ 43,312
Russell A. Salton, III        $4,000                          $ 93,651
Michael S. Scofield           $4,000                          $ 90,815
Richard J. Shima              $ 0                             $ 63,333



                        PRINCIPAL HOLDERS OF FUND SHARES

         As of the date of this SAI, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of any Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a Fund's outstanding shares as of September 30, 1998.


INFORMATION TO BE INSERTED


24868
                                                        29

                          INVESTMENT ADVISORY SERVICES


         The investment advisor to Evergreen, Growth and Income, Foundation, Global Leaders and Small Cap is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Advisor."). Evergreen Asset is owned by First Union National Bank ("FUNB") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The Advisor or Manager to Strategic Income and International Growth is Evergreen Investment Management Company with offices at 200 Berkeley Street, Boston, Massachusetts ("EIMC" or the "Advisor"). Evergreen is owned by FUNB. The Advisor or Manager to Aggressive and Masters is the Capital Management Group of FUNB ("CMG" or the "Advisor").

         On behalf of each of its Funds, the Trust has entered into an investment advisory agreement with the Advisor or Manager (the "Advisory Agreements"). Under the Advisory Agreements, with respect to Funds other than Masters, and subject to the supervision of the Trust's Board of Trustees, the Advisor or Managers furnish to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor or Manager pays for all of the expenses incurred in connection with the provision of its services. The Advisory Agreement with respect to Masters is similar to the Trust's other Advisory Agreements except that the Advisor selects sub-advisors (hereinafter referred to as "Managers) for the Fund and monitors each Managers investment program and results. The Advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the Advisor or Manager, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes;
(7) taxes and trust fees payable to governmental agencies; (8) the cost of share certificates; (9) fees and expenses of the registrations and qualification of such Fund and its shares with the SEC or under state or other securities laws;
(10) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of each Fund; (11) expenses of shareholders' and Trustees' meetings; (12) charges and expenses of legal counsel for each Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (13) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of each Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees (Trustees who are not interested persons of a Fund, as defined in the 1940 Act) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees, by a vote of a majority of outstanding shares or by the respective Advisor or Manager. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.


24868
                                                        30

         Each Advisory Agreement provides in substance that the Advisor or Manager shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor or Manager or of reckless disregard of its obligations thereunder. The Sub-Advisory Agreements continue in effect from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of the Trust including a majority of the "disinterested Trustees" cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

         Certain other clients of each Advisor or Manager may have investment objectives and policies similar to those of the Funds. Each Advisor or Manager (including the Sub-Advisor or Manager) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Advisor or Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Advisor or Manager to the accounts involved, including the Funds. When two or more of the clients of the Advisor or Manager (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Advisor or Manager attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         The method of computing the investment advisory fee for each Fund is set forth in the Funds' prospectus. The following table shows the advisory fees paid by each Fund (other than Small Cap and International Growth) and any fee waivers or reimbursements during the fiscal years ended December 31, 1997 and December 31, 1996:


24868
                                                        31



                      Advisory       Fees Paid   Advisory Fees Waived      Other Expense
                                                                           Reimbursements

FUND                  1997             1996*     1997            1996*     1997             1996*
EVERGREEN             $104,629         $   0     $47,624         $48,143   --               $21,541
FOUNDATION            $166,385         $8,779    $20,317         $58,681   --               --
GROWTH AND INCOME     $158,978         $   0     $47,995         $61,749   --               $6,384
GLOBAL LEADERS**      $   0            --        $12,787         --        $11,883          --
AGGRESSIVE**          $   0            --        $6,358          --        $14,437          --
STRATEGIC INCOME**    $   0            --        $6,441          --        $11,836          --

*        For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
**       For the period from March 6, 1997 (commencement of operations) to December 31, 1997.




24868
                                                        32

Managers

         Masters investment program is based upon the Advisor's multi-manager concept. The Advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations-currently four in number each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout allmarket cycles. Each manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the Advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the Advisor. The Fund's current Managers are: Evergreen Asset Management Corp., MFS Institutional Advisors, Inc., OppenhheimerFunds, Inc., and Putnam Investment Management, Inc.

         The Trust and FUNB have filed an exemptive application with the SEC that would permit the Advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order would permit the Advisor, subject to certain conditions, and without shareholder approval, to:
(a) select new Managers who are unaffiliated with the Advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after the event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order would also permit the Fund to disclose Manager's fees only in the aggregate. There is no assurance that the SEC will grant the Trust's and FUNB's application.

         With respect to affiliated Managers such as Evergreen Asset, shareholder approval is required by the employment of an affiliated Managers as a replacement for an unaffiliated Manager or change in the material terms of the Portfolio Management Agreement.


Transactions Among Advisory Affiliates

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset, EIMC or FUNB act as Advisor or Manager or between the Fund and any advisory clients of Evergreen Asset, EIMC, FUNB or Lieber & Company ("Lieber"). Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.


                        ADMINISTRATIVE SERVICE PROVIDERS

         Evergreen Investment Services ("EIS") provides administrative services to each of the Funds for a fee based on the average daily net assets of each fund administered by EIS for which Evergreen Asset, EIMC or FUNB also serve as Advisor or Manager, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.


24868
                                                        33

         For the fiscal period ended December 31, 1997, the Funds, other than Small Cap, International Growth and Masters, which had not yet commenced operations, incurred, and paid to EIS the following administrative service costs: Evergreen: $4,994; Growth and Income: $6,751; Foundation: $7,044; Global
Leaders: $385; Strategic Income: $323; Aggressive Growth: $301. As part of its regular banking operations, FUNB and its affiliates may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of FUNB and its affiliates. The lending relationship will not be a factor in the selection of securities.


                                    BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Advisor or Manager, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Advisor or Manager, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Advisor or Manager. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Advisor or Manager unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Advisor or Manager shall be prompt execution at the most favorable price. An Advisor or Manager will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Advisor or Manager will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Advisor or Manager. To the extent that receipt of these services for which the Advisor or Manager or its affiliates might otherwise have paid, it would tend to reduce its expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met.

24868
                                                        34

Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to the Fund(for Masters, only with respect tp assets managed bby Evergreen Asset) with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Advisor or Manager will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer are fair and reasonable.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Fund will accrue to FUNB and to its ultimate parent, First Union. The Advisory Agreements do not provide for a reduction of the Advisor or Manager's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) for the years ended December 31, 1997 and 1996 the amount of brokerage commissions paid by each Fund, to all brokers and the commissions, if any, paid to Lieber; (2) for the year ended December 31, 1997 the percentage of all commissions paid to Lieber; and (3) for the year ended December 31, 1997 the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:



                                                                                                               PERCENT OF
                                  TOTAL                                                                        TRANSACTIONS
                                  BROKERAGE                                                                    EFFECTED BY
FUND                              COMMISSIONS                      COMMISSIONS PAID TO LIEBER                  LIEBER
                                  1997             1996            1997                       1996             1997
EVERGREEN                         $19,154          $17,474         $16,810 (87.8%)            $16,882          85.5%
FOUNDATION                        $16,976          $17,682         $16,976 (100%)             $16,849          100%
GROWTH AND INCOME                 $20,369          $20,587         $17,413 (85.5%)            $17,389          79.3%
GLOBAL LEADERS                    $6,526           --              $1,965 (30.1%)             --               53.4%
STRATEGIC INCOME                   0               --               0                         --               --
AGGRESSIVE                        $754             --               0                         --               --


24868

                           ADDITIONAL TAX INFORMATION

(See also "Sale and Redemption of Shares-Tax Status" in the Funds' Prospectuses)

         Each Fund other than Small Cap, International Growth and Masters has qualified and intends to continue to qualify, and each of Small Cap, International Growth and Masters intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year
(I)at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

         These requirements may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (I) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. For a discussion of the tax consequences of variable annuity or variable life insurance contracts ("variable insurance contracts"), refer to the prospectus of the variable insurance contracts offered by the Participating Insurance Company. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59-1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax Advisor or Managers for a more complete discussion of possible tax consequences in a particular situation.

         The Funds will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of Participating Insurance Companies held in connection with variable insurance contracts.


24868
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



         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable insurance contracts held in the Funds. The Code provides that a variable insurance contract shall not be treated as an annuity contract or life insurance contract for the current or any prior period for which the investments are not, in accordance with regulations prescribed by the U.S. Treasury Department, adequately diversified. Disqualification of the variable insurance contract as an annuity contract or life insurance contract would result in immediate imposition of federal income tax on variable insurance contract owners with respect to earnings allocable to the contract (including, upon disqualification, accumulated earnings), while the liability would generally arise prior to the receipt of payments under the contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that variable insurance contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies. The U.S. Treasury Department has issued Regulations (Treas. Reg. 1.817-5) that establish diversification requirements for the investment portfolios underlying variable insurance contracts. The Regulations amplify the diversification requirements for variable annuity contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;
(2) no more than 70% of such value is represented by any two investments; (3) no more than 80% of such value is represented by any three investments; and (4) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment. The Regulations provide that, in the case of a regulated investment company whose shares are available to the public only through variable insurance contracts which meet certain other requirements, the diversification tests are applied by reference to the underlying assets owned by the regulated investment company rather than by reference to the shares of the regulated investment company owned under the annuity contract. Each Fund intends to meet the requirements for application of the diversification tests on this look-through basis. The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable insurance contracts by Section 817(h) of the Code have been met, each United States government agency or instrumentality shall be treated as a separate issuer.

         Each Fund will be managed in such a manner as to comply with the diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Fund.


                                 NET ASSET VALUE

         The following information supplements that set forth in the Funds Prospectus under the Section entitled "Sale and Redemption of Shares".

         On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Trust's Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and

24868
                                                        37

Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.




                         ADDITIONAL SALE AND REDEMPTION

INFORMATION

         Shares of the Trust are sold continuously to variable annuity and variable life insurance accounts of Participating Insurance Companies and to qualified pension and retirement plans. The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (1) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (2) the Exchange is closed for other than customary weekend and holiday closings, (3) the SEC has by order permitted such suspension, or (4) an emergency exists as determined by the SEC.

         The Trust may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.




24868
                                                        38

                               GLASS STEAGALL ACT

         The Glass-Steagall Act and other banking laws and regulations presently prohibit banks or non-bank affiliates of member banks of the Federal Reserve System from sponsoring, organizing or controlling or acting as the principal underwriter of the shares of a registered, open-end investment company continuously engaged in the issuance of its shares. Further, they prohibit banks from issuing, underwriting, or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as Advisor or Manager, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. Each Advisor or Manager is subject to and in compliance with such banking laws and regulations. Changes in federal statutes and regulations relating to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations of such statutes and regulations, could prevent the Advisor or Managers from continuing to perform such services for the Trust. If the Advisor or Managers were prohibited from acting as Advisor or Managers to the Funds, it is expected that the Trustees would recommend to the shareholders that they approve new Advisor or Managers elected by the Trustees. It is not expected that the shareholders would suffer any adverse financial consequences (if another Advisor or Manager with equivalent abilities to the Advisor or Managers is found) as a result of any of these occurrences.


                       GENERAL INFORMATION ABOUT THE FUNDS

CUSTODIAN

         Cash and securities owned by the Funds of the Trust are held by State Street Bank and Trust Company, Box 9021, Boston, Massachusetts 02205-9827 ("State Street" or the "Custodian") pursuant to a Custodian Agreement with the Trust (the "Custodian Agreement"), Under the Custodian Agreement, State Street
(1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement. Rules adopted under the 1940 Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories.


TRANSFER AGENT

         Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116, a subsidiary of FUNB, serves as transfer agent and dividend disbursing agent for each Fund pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, ESC has agreed (1) to issue and redeem shares of the Trust; (2) to address and mail all communications by the Trust to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust's operations.


24868
                                                        39

                         CAPITALIZATION AND ORGANIZATION

         The Trust is a Delaware business trust organized on December 23, 1997. It is the successor to a Massachusetts business trust organized in 1994. The Trust is governed by a board of trustees. References to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of the Trust. Each Fund may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under the Trust's Declaration of Trust, each Trustee continues in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the State of Delaware. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.


         In addition any Fund may, in the future, divide its shares into or create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(C) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of the Trust may not be modified except by the vote of a majority of the outstanding shares of such series.


                             PERFORMANCE INFORMATION

         From time to time a Fund may advertise its "total return". The Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investments at the end of the period. For purposes of computing

24868
                                                        40
the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid. The information below does not reflect charges and deductions which are or may be imposed under the variable insurance contracts issued by Participating Insurance Companies. The average annual compounded total return for the shares offered by the Funds for, as applicable, the period from inception (March 1, 1996 for Evergreen, Growth and Income and Foundation)
through December 31, 1996 and for the year ended December 31, 1997 were, respectively: Evergreen - 1 YR:37.16%; SINCE INCEPTION:28.05%; Growth and Income
- 1 YR:34.66%; SINCE INCEPTION:29.23%; Foundation - 1 YR:27.80%; SINCE INCEPTION:23.47%. The average annual compounded total return for the period from inception (March 6, 1997) for Global Leaders, Aggressive and Strategic Income through December 31, 1997 was: Global Leaders - 8.80%; Aggressive - 11.00%; Strategic Income - 5.28%.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result
(assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                                                             6
                                    YIELD = 2[(A- B)+1) -1]
                                              ------------------------
                                                     cd

Where             a =    Interest earned during the period
                  b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
                  d =    The maximum offering price per share on the last day of
                          the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds.

         Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.


24868
                                                        41

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

NON-STANDARDIZED PERFORMANCE

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, [benchmark for Strategic Income] or any other commonly quoted index of common stock or fixed income prices, which are unmanaged indices of selected common stock or fixed income prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.


                             ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or to each Advisor or Manager at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts, 02110 serve as independent public accountants to the Trust.


LEGAL COUNSEL

         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, is counsel to the Trust.



24868
                                                        42

                              FINANCIAL STATEMENTS

         The financial statements of Evergreen, Growth and Income, Foundation, Global Leaders, Strategic Income and Aggressive Growth appearing in their most current fiscal year Annual Report to shareholders and the report thereon of KPMG Peat Marwick LLP are incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders, which contains the referenced statements, is available upon request and without charge.


























24868
                                                        43

                                   APPENDIX A

              APPENDIX A - BOND, NOTE AND COMMERCIAL PAPER RATINGS


DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Services. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than is higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.


24868
                                                        A-1

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


24868
                                                        A-2

         Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

24868
                                                        A-3

         Fitch IBCA, Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A --high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


                           DESCRIPTION OF NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

          Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

          Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

          SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest.

          SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

          MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.




24868
                                                        A-4

                            COMMERCIAL PAPER RATINGS


         Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Services: "A" is the highest commercial paper rating category utilized by Standard & Poor's Services which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch IBCA, Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.


24868
                                                        A-5

                        EVERGREEN VARIABLE ANNUITY TRUST

                                     PART C

                                OTHER INFORMATION

Item 24               Financial Statements and Exhibits

Item 24(a).           Financial Statements

         The financial statements listed below are included in Part A of this Amendment to the Registration Statement:

------------------------------------------------------------------ ----- -------
EVERGREEN VA FUND

  Financial Highlights

                          For the year ended December 31, 1997;
                          and for the period from March 1, 1996
                          (Commencement of Operations) to
                          December 31, 1996
------------------------------------------------------------------ ----- -------
EVERGREEN VA GROWTH AND INCOME FUND

  Financial Highlights

                           For the year ended December 31, 1997;
                           and for the period
                           from March 1, 1996
                           (Commencement of Operations)
                           to December 31, 1996
------------------------------------------------------------------ ----- -------
EVERGREEN VA FOUNDATION FUND

  Financial Highlights
                           For the year ended December 31, 1997;
                           and for the period from March 1, 1996
                           (Commencement of Operations)
                           to December 31, 1996

EVERGREEN VA GLOBAL LEADERS FUND

  Financial Highlights     For the period from March 6, 1997 (Commencement of
                           Operations) to December 31, 1997

EVERGREEN VA STRATEGIC INCOME FUND

  Financial Highlights     For the period from March 6, 1997(Commencement of
                           Operations) to December 31, 1997

EVERGREEN VA AGGRESSIVE GROWTH FUND

  Financial Highlights      For the period from March 6, 1997 (Commencement of
                            Operations) to December 31, 1997


         The financial statements listed below are incorporated in reference in Part B of this Amendment to the Registration Statement:


Schedule of Investments                December 31, 1997

Statement of Assets and Liabilities    December 31, 1997

Statement of Operations                 Year or period ended December
                                        31, 1997

Statement of Changes in Net Assets

  Evergreen VA Fund                     For the year ended December
  Evergreen VA Foundation Fund          31, 1997
  Evergreen VA Growth and Income Fund
                                        For the period from March 6,
  Evergreen VA Global Leaders Fund      1997 to December 31, 1997
  Evergreen VA Aggressive Growth Fund
  Evergreen VA Strategic Income Fund

Notes to Financial Statements            December 31, 1997

Independent Auditors' Report             January 30, 1998

Statement of Assets and Liabilities of Evergreen VA Small Cap Equity Income Fund As of March 20, 1998

Independent Auditors' Report (Evergreen VA Small Cap Equity Income Fund March 20, 1998

Item 24(b).       Exhibits

Exhibit
Number            Description                                  Location
-------           -----------                                  --------
1                 Declaration of Trust                         Incorporated by reference to Registrant's Post-Effective
                                                               Amendment No. 5 filed on March 20, 1998

2                 By-Laws                                      Incorporated by reference to Registrant's Post-Effective
                                                               Amendment No. 5 filed on March 20, 1998

3                 Not applicable

4                 Provisions of instruments defining the       Incorporated by reference to Registrant's Post-Effective
                  rights of holders of the securities being    Amendment No. 7 filed on June 5, 1998.
                  registered are contained in the
                  Declaration of Trust Articles II, III.(6)(c),  VI.(3), IV.(8),
                  V,  VI,  VII,  VIII  and  By-laws  Articles  II,  III and VIII included  as part  of  Exhibits  1 and 2 of this  Registration
                  Statement

5(a)              Investment Advisory and Management           Incorporated by reference to Registrant's Post-Effective
                  Agreement between the Registrant and First   Amendment No. 5 filed on March 20, 1998
                  Union National Bank

5(b)              Investment Advisory and Management           Incorporated by reference to Registrant's Post-Effective
                  Agreement between the Registrant and         Amendment No. 5 filed on March 20, 1998
                  Evergreen Asset Management Corp.

5(c)              Form of Sub-Advisory Agreement between       Filed herein
                  Evergreen Asset Management Corp.and
                  Lieber & Company

                  Form of Portfolio Management Agreement       Filed herein
5(d)              between sub-advisors to Evergreen VA
                  Masters Fund and First Union National Bank.

5(e)              Investment Advisory and Management           Incorporated by reference to Registrant's Post-Effective
                  Agreement between the Registrant and         Amendment No. 7 filed on June 5, 1998.
                  Keystone Investment Management Company, as
                  supplemented

6                 Form of Participation Agreement              Incorporated by reference to Registrant's Post-Effective
                                                               Amendment No. 6 filed on April 28, 1998

7                 Not applicable

8                 Custodian Agreement between the Registrant   Incorporated by reference to Registrant's Post-Effective
                  and State Street Bank and Trust Company      Amendment No. 6 filed on April 28, 1998

9(a)              Administration Agreement between Evergreen   Incorporated by reference to Registrant's Post-Effective
                  Investment Services, Inc. and the            Amendment No. 5 filed on March 20, 1998
                  Registrant

9(b)              Transfer Agent Agreement between the         Incorporated by reference to Registrant's Post-Effective
                  Registrant and Evergreen Service Company     Amendment No. 6 filed on April 28, 1998

10                Opinion and Consent of Sullivan &            Incorporated by reference to Registrant's Post-Effective
                  Worcester LLP                                Amendment No. 5 filed on March 20, 1998

11                Consent of KPMG Peat Marwick LLP             Incorporated by reference to Registrant's Post-Effective
                                                               Amendment No. 6 filed on April 28, 1998

12                Not applicable

13                Not applicable

15                Not applicable

16                Fund Performance                             Incorporated by reference to Registrant's Post-Effective
                                                               Amendment No. 6 filed on April 28, 1998

17                Financial Data Schedules                     Incorporated by reference to Registrant's Post-Effective
                                                               Amendment No. 6 filed on April 28, 1998

18                Not Applicable

19                Powers of Attorney                           Incorporated by reference to Registrant's Post-Effective
                                                               Amendment No. 6 filed on April 28, 1998

Item 25. Persons Controlled by or Under Common Control with Registrant.

         None

Item 26. Number of Holders of Securities (as of May 31, 1998)

         Evergreen VA Fund                                       5

         Evergreen VA Growth and Income Fund                     4

         Evergreen VA Foundation Fund                            5

         Evergreen VA Global Leaders Fund                        3

         Evergreen VA Strategic Income Fund                      3

         Evergreen VA Aggressive Growth Fund                     3

         Evergreen VA Small Cap Equity Income Fund               0

         Evergreen VA International Growth Fund                  0

Item 27. Indemnification

         Provisions for the indemnification of the Registrant's Trustee and officers are contained in the Registrant's Declaration of Trust.
         Provisions for the indemnification of Registrant's Investment Advisors are contained in their Investment Advisory and Management Agreements.

         Provisions for the indemnification of Evergreen Distributor, Inc., the Registrant's principal underwriter, are contained in each Principal Underwriting Agreement between Evergreen Distributor, Inc. and the Registrant.

Item 28. Business or Other Connections of Investment Adviser.

         The Directors and principal executive officers of First Union National Bank are:


Edward E. Crutchfield, Jr.  Chairman and Chief Executive Officer, First Union
                            Corporation; Chief Executive Officer and Chairman, First Union National Bank

John R. Georgius            President, First Union Corporation; Vice Chairman
                            and President, First Union National Bank

Marion A. Cowell, Jr.       Executive Vice President, Secretary & General
                            Counsel, First Union Corporation; Secretary and
                            Executive Vice President, First Union National Bank

Robert T. Atwood           Executive Vice President and Chief Financial Officer,
                            First Union Corporation; Chief Financial Officer and Executive Vice President


         All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

         The information required by this item with respect to Evergreen Asset Management Corp. is incorporated by reference to the Form ADV (File No. 801-46522) of Evergreen Asset Management Corp.

         The information required by this item with respect to Keystone Investment Management Company is incorporated by reference to the Form ADV (File No. 801-8327) of Keystone Investment Management Company.

Item 29. Principal Underwriters.

        The Directors and principal executive officers of Evergreen Distributor, Inc. are:


Lynn C. Mangum                 Director, Chairman and Chief Executive Officer

J. David Huber                 President

Kevin J. Dell                  Vice President, General Counsel and Secretary


         All of  the  above  persons  are  located  at  the  following  address:
Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019.

         Evergreen Distributor, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Item 30. Location of Accounts and Records.

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

         Evergreen Investment Services, Inc., Evergreen Service Company and Keystone Investment Management Company, all located at 200 Berkeley Street, Boston, Massachusetts 02110

         First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

         Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

         Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

         State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

Item 31. Management Services.

         Not Applicable

Item 32. Undertakings.

         The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, and State of Ohio, on the 19th day of October, 1998.

                              EVERGREEN VARIABLE ANNUITY TRUST


                                  By: /s/ William J. Tomko
                                     -------------------------
                                     Name:  William J. Tomko
                                     Title:  President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of October, 1998.

/s/William J. Tomko                      /s/Laurence B. Ashkin                 /s/Charles A. Austin, III
-------------------                      ---------------------                 -------------------------
William J. Tomko                         Laurence B. Ashkin*                   Charles A. Austin III *
President and Treasurer (Principal       Trustee                               Trustee
Financial and Accounting Officer)

/s/K. Dun Gifford                        /s/James S. Howell                    /s/William Walt Pettit
------------------                       ------------------                    ----------------------
K. Dun Gifford*                          James S. Howell*                      William Walt Pettit*
Trustee                                  Trustee                               Trustee

/s/Gerald M. McDonnell                   /s/Thomas L. McVerry                  /s/Michael S. Scofield
----------------------                   ---------------------                 ----------------------
Gerald M. McDonnell*                     Thomas L. McVerry*                    Michael S. Scofield*
Trustee                                  Trustee                               Trustee

/s/David M. Richardson                   /s/Russell A. Salton, III MD
----------------------                   ----------------------------
David M. Richardson*                     Russell A. Salton, III MD *
Trustee                                  Trustee

/s/Richard J. Shima
-------------------
Richard J. Shima*
Trustee


*By:     /s/William J. Tomko
--------------------------------
        William J. Tomko
        Attorney-in-Fact

*William J. Tomko, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.